--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISOR
--------------------------------------------------------------------------------

                                                                   July 31, 2001

Dear Shareholder:

      The semi-annual period has been marked by the Federal Reserve's aggressive response to the dramatic U.S. led global economic slowdown. Year-to-date, the Federal Open Market Committee (FOMC) has cut interest rates six times, easing a total of 275 basis points. Currently, the overnight lending rate is at its lowest level since May 1994. Investors are beginning to turn their attention away from past interest rate cuts and are re-focusing on the potential actions of this year's accommodative Fed. In recent FOMC minutes, investors were somewhat surprised to see a degree of discord among committee members as to the severity and timing of the final 50 basis point ease on May 15th. Coupled with a more cautious 25 basis point cut in late June, it appears that the Fed will be adopting a less aggressive posture.

      Recently, released data has led some investors to conclude that the worst may be behind us. U.S. factory orders, a figure specifically cited by the Fed as a driver behind recent rate cuts, rebounded by 2.5% in May. Personal consumption, another important factor in the U.S. consumer-driven economy, rose by 0.5%, and both construction spending and manufacturing activity have been stronger than expected. Finally, despite aggressively lowering interest rates over the past six months, inflation concerns appear benign. Going forward, we look to employment data as a leading indicator of economic recovery.
Corporations have been forced to layoff employees as demand for goods and services has lagged in the first two quarters of the year. While consumer activity has been reasonably resilient in the face of the weakness in employment, further deterioration on the jobs front will most likely derail an early recovery.

      The Treasury yield curve, which began the year inverted, with shorter maturity issues yielding more than longer maturities, steepened significantly over the semi-annual period. However, the yield curve flattened slightly in June in response to benign inflationary pressures and talks of a possible end to the Fed's rate reduction program. Disappointment caused by the Fed's election to dispense only 25 basis points of easing, coupled with stronger than expected economic data, caused yields on short and intermediate maturity Treasuries to rise. Short-term yields were especially hard-hit with yields on 2-year and 5-year maturities rising 25 and 21 basis points, respectively.

      This semi-annual report contains a summary of market conditions during the semi-annual period and a review of portfolio strategy by your Trust's managers in addition to the Trust's unaudited financial statements and a detailed list of the portfolio's holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,


/s/ Laurence D. Fink                       /s/ Ralph L. Schlosstein
---------------------                      ------------------------

Laurence D. Fink                           Ralph L. Schlosstein
Chairman                                   President

                                                                   July 31, 2001

Dear Shareholder:

     We are pleased to present the unaudited semi-annual report for The BlackRock New York Insured Municipal 2008 Term Trust Inc. (the "Trust") for the six months ended June 30, 2001. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol "BLN." The Trust's investment objective is to manage a portfolio of municipal debt securities that will return $15 per share (an amount equal to the Trust's initial public offering price) to investors on or about December 31, 2008, while providing current income exempt from regular Federal and New York State and City income tax. The Trust seeks to achieve this objective by investing in high credit quality ("AAA" or insured to "AAA") New York tax-exempt general obligation and revenue bonds issued by city, county and state municipalities.

     The table below summarizes the changes in the Trust's stock price and NAV over the period:

                         -------------------------------------------------------
                           6/30/01   12/31/00     CHANGE       HIGH      LOW
--------------------------------------------------------------------------------
  STOCK PRICE              $15.22     $14.75       3.19%      $15.43   $14.875
--------------------------------------------------------------------------------
  NET ASSET VALUE (NAV)    $16.37     $16.17       1.24%      $16.47   $16.18
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     Economic performance continued to deteriorate in the U.S. and abroad through the second quarter as corporations continued to steadily unwind excess inventories and capacity. While there has been some decline in consumption, the bulk of the weakness has manifested itself in the business sector where capital spending continues to plunge. Consequently, year-over-year industrial production has turned negative for the first time since 1991. Weakness in the corporate sector has begun to spread to the labor market. The unemployment rate has drifted up to 4.5% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Despite the weakness in the labor market and overall economy, the consumer remains relatively upbeat. While many economic indicators are at 1990-91 recessionary levels, consumer confidence remains well above its readings of the early nineties. The consumer seems buoyed by a faith in the Federal Reserve, which has lowered its funds target rate by 275 basis points during 2001.
Sluggish growth combined with a benign inflationary environment should prompt the Federal Reserve to maintain a low interest rate environment well into next year.

     Over the semi-annual period, the level and shape of the Treasury yield curve were driven by expectations of Fed activity and the issuance of corporate debt. Treasury yields steepened significantly in 2001 with yields on longer maturity issues rising relative to yields on shorter maturities, but began to flatten slightly in June due to expectations that the Fed was nearing the end of its easing cycle. Yields on short and intermediate Treasuries rose with short-term yields increasing most dramatically. Yields on 2-year and 5-year maturities rose 25 and 21 basis points respectively for the second quarter. In addition, corporate issuance of long-term debt represented a net sale of more interest rate sensitive bonds. This further pressured longer dated securities and the market in general. As of June 30, 2001, the 10-year Treasury was yielding 5.41% versus 5.11% on December 31, 2000.

     On a tax-adjusted basis, municipal bonds outperformed the taxable domestic bond market for the semi-annual period ending June 30, 2001, returning 4.76% (as measured by the LEHMAN MUNICIPAL BOND INDEX at a tax bracket of 39.6%) versus 3.62% for the LEHMAN AGGREGATE INDEX. Strong retail demand for municipal bonds allowed the sector to show significant outperformance versus Treasuries across the entire curve. In a dramatic reversal from most of 2000, the semi-annual period finally saw municipal mutual fund portfolios experience positive cash flows. The positive cash flow into municipal mutual funds continued for the second quarter with year to date inflows totaling $3.45 billion. Municipals benefited from retail's continued efforts to diversify out of equities and into fixed income investments. Total supply year to date has increased by 39% versus last year, with the majority of the increase coming from the surge in refinancing activity. We expect to see continued strong performance from the municipal market as retail continues to express interest in the lower volatility of the fixed income markets and attractive tax equivalent yields of municipal bonds.

     New York State benefits from its broad and diverse economic base and its substantial wealth and resources. The State's economic rebound continues, although more tempered than in 2000, with private sector employment growing 1.1% year over year (June - June) to attain record levels. The June 2001 unemployment rate was 4.4%, just below the national level of 4.5%. The State continues to improve its fiscal strength and creditworthiness, which is confirmed by the FY 2000 General Fund's unreserved fund balance of $2.9 billion or 7.6% of revenues. FY 2001 revenues are above budget and although the State is cautious due to its exposure to the financial service sector it projects a $1.8 billion surplus in FY 2001. Revenue growth for FY 2002 is expected to decline to 5.3% due to tax cuts and a slowing economy.

     The New York City economy continues to expand although at a slower rate. Employment has reached record levels and unemployment is at a low of 5.0% (June
2001). The growth in personal income tax receipts, the financial industry's tax payments and increasing property taxes reflect the City's economic strength and produce revenues above budgeted levels despite recent tax reductions. A period of increasing revenues combined with fiscal discipline (since 1993 welfare recipients have decreased 53.4% and full-time City funded employees declined 3.1%), have resulted in record year-end operating surpluses for the City. The Giuliani administration continues its prudent forecasting, anticipating a slowdown in employment growth, in order to maintain its fiscal balance.

THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust's portfolio continued to trade at prices above where they were purchased. As trading activity that may result in the Trust realizing a capital gain could require a taxable distribution as well as reduce the Trust's income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $15 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage via auction rate Preferred Stock, to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At June 30, 2001, the Trust's leverage amount was 37% of total assets.

     The following chart compares the Trust's current and December 31, 2000 asset composition:

--------------------------------------------------------------------------------
                                SECTOR BREAKDOWN
--------------------------------------------------------------------------------
  SECTOR                                 JUNE 30, 2001       DECEMBER 31, 2000
--------------------------------------------------------------------------------
  Transportation                              26%                  27%
--------------------------------------------------------------------------------
  County, City & State                        17%                  17%
--------------------------------------------------------------------------------
  Water & Sewer                               14%                  13%
--------------------------------------------------------------------------------
  University                                  13%                  12%
--------------------------------------------------------------------------------
  Hospital                                     9%                   9%
--------------------------------------------------------------------------------
  Lease Revenue                                6%                   7%
--------------------------------------------------------------------------------
  Utility/Power                                5%                   5%
--------------------------------------------------------------------------------
  Housing                                      4%                   4%
--------------------------------------------------------------------------------
  Tax Revenue                                  4%                   4%
--------------------------------------------------------------------------------
  Special District                             2%                   2%
--------------------------------------------------------------------------------


     We look forward to managing the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in the BlackRock New York Insured Municipal 2008 Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,


/s/ Robert S. Kapito                     /s/ Kevin M. Klingert
-----------------------------------      ---------------------------------------
Robert S. Kapito                         Kevin M. Klingert
Vice Chairman and Portfolio Manager      Managing Director and Portfolio Manager

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
--------------------------------------------------------------------------------
  Symbol on New York Stock Exchange:                                BLN
--------------------------------------------------------------------------------
  Initial Offering Date:                                      September 18, 1992
--------------------------------------------------------------------------------
  Closing Stock Price as of 6/30/01:                              $15.22
--------------------------------------------------------------------------------
  Net Asset Value as of 6/30/01:                                  $16.37
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 6/30/01 ($15.22)(1):           4.93%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Common Share:(2)              $ 0.0625
--------------------------------------------------------------------------------
  Current Annualized Distribution per Common Share:(2)           $ 0.7500
--------------------------------------------------------------------------------

(1) Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.

(2) Distribution is not constant and is subject to change.


                         PRIVACY PRINCIPLES OF THE TRUST

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain nonpublic personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
PORTFOLIO OF INVESTMENTS JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

         PRINCIPAL
          AMOUNT                                                                         OPTION CALL        VALUE
 RATING*   (000)                                   DESCRIPTION                           PROVISIONS+      (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

                     LONG-TERM INVESTMENTS--156.4%
                     NEW YORK--153.5%
 AAA   $ 1,075++     Babylon, G.O., Ser. A, 5.875%, 1/15/04, AMBAC ..................        N/A       $ 1,165,773
 AAA       785       Erie Cnty., G.O., Ser. B, 5.70%, 5/15/08, MBIA .................    5/04 @ 102        835,373
 AAA    12,500       Long Island Pwr. Auth. New York Elec. Sys. Rev., 5.00%,
                      4/01/08, MBIA .................................................   No Opt. Call    13,140,125
                     Met. Trans. Auth. Rev., MBIA,
 AAA     2,500        Commuter Fac., Ser. A, 6.10%, 7/01/08 .........................   No Opt. Call     2,810,975
 AAA    26,075        Ser. K, 6.00%, 7/01/08 ........................................   No Opt. Call    29,160,976
                     Mt. Sinai Union Free Sch. Dist. Rev., AMBAC,
 AAA       935        6.00%, 2/15/08 ................................................   No Opt. Call     1,038,608
 AAA       930        6.10%, 2/15/09 ................................................   No Opt. Call     1,043,525
 AAA     1,075        6.10%, 2/15/10 ................................................   No Opt. Call     1,212,460
 AAA    10,500++     Mun. Asst. Corp., City of New York, Ser. A, 6.00%,
                      7/01/01, FGIC .................................................        N/A        10,500,000
 AAA     2,060++     Nassau Cnty., G.O., Ser. N, 6.125%, 10/15/02, AMBAC ............        N/A         2,203,538
                     New York City, G.O.,
 AAA     1,000        Ser. A, 5.20%, 8/01/10, FSA ...................................    8/08 @ 101      1,059,870
 AAA    10,000++      Ser. B, 6.25%, 10/01/02, FSA ..................................        N/A        10,571,700
 AAA     1,045++      Ser. C, 6.00%, 8/01/02, AMBAC .................................        N/A         1,097,898
 AAA     4,455        Ser. C, 6.00%, 8/01/09, AMBAC .................................   8/02 @ 101.5     4,615,335
 AAA     4,170++      Ser. C-1, 6.25%, 8/01/02, FSA .................................        N/A         4,394,304
 AAA        45        Ser. C-1, 6.25%, 8/01/10, FSA .................................   8/02 @ 101.5        46,780
 AAA     4,950++      Ser. C-1, 6.375%, 8/01/02, MBIA ...............................        N/A         5,222,794
 AAA        50        Ser. C-1, 6.375%, 8/01/08, MBIA ...............................   8/02 @ 101.5        52,172
 AAA       170++      Ser. D, 5.75%, 8/15/03, MBIA ..................................        N/A           182,101
 AAA     2,830        Ser. D, 5.75%, 8/15/07, MBIA ..................................   8/03 @ 101.5     2,985,339
 AAA     6,895        Ser. E, 6.20%, 8/01/08, MBIA ..................................   No Opt. Call     7,780,801
                     New York City Hlth. & Hosp. Corp., Hlth. Sys. Rev.,
                      Ser. A,
 AAA     2,000        5.00%, 2/15/08, AMBAC .........................................   No Opt. Call     2,094,820
 AAA     6,000++      5.60%, 2/15/03, CONNIE LEE ....................................        N/A         6,363,600
 AAA     2,750++      6.00%, 2/15/03, CAPMAC ........................................        N/A         2,900,205
                     New York City Mun. Wtr. Fin. Auth. Rev., Wtr. & Swr. Sys.,
                      Ser. A,
 AAA    11,500        Zero Coupon, 6/15/09, MBIA ....................................   No Opt. Call     8,073,459
 AAA     2,000        5.50%, 6/15/11, AMBAC .........................................   6/02 @ 101.5     2,059,400
 AAA     1,710        6.00%, 6/15/08, FGIC ..........................................   No Opt. Call     1,907,916
 AAA    11,560        6.15%, 6/15/07, FGIC ..........................................   6/02 @ 101.5    12,016,273
                     New York St. Dorm. Auth. Rev.,
 AAA     3,150++      City Univ., 6.125%, 7/01/04, AMBAC ............................        N/A         3,473,631
 AAA       325++      N.Y.U., 6.25%, 7/01/01, FGIC ..................................        N/A           331,500
 AAA     5,050        N.Y.U., 6.25%, 7/01/09, FGIC ..................................    7/01 @ 102      5,151,000
 AAA     1,600        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/07, FGIC ..............   No Opt. Call     1,729,152
 AAA     2,500        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, AMBAC .............   No Opt. Call     2,712,000
 AAA     6,000        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, CONNIE LEE ........   No Opt. Call     6,508,800
 AAA     5,000        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/08, FGIC ..............   No Opt. Call     5,424,000
 AAA     5,000        St. Univ. Ed. Fac., Ser. A, 5.50%, 5/15/09, AMBAC .............   No Opt. Call     5,428,350
 AAA     1,800        Union Coll., 5.75%, 7/01/10, FGIC .............................    7/02 @ 102      1,870,938
 AAA       500        W. K. Nursing Home, 5.65%, 8/01/09, FHA .......................    8/06 @ 102        527,955
 AAA     5,000       New York St. Env. Fac. Corp., P.C.R., Ser. D, 6.60%, 5/15/08 ...    11/04 @ 102     5,505,600
                     New York St., G.O., AMBAC,
 AAA     1,000++      5.50%, 6/15/03 ................................................        N/A         1,066,920
 AAA     4,030++      6.75%, 8/01/01 ................................................        N/A         4,122,529

                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------
         PRINCIPAL
          AMOUNT                                                                         OPTION CALL        VALUE
 RATING*   (000)                                   DESCRIPTION                           PROVISIONS+      (NOTE 1)
-------------------------------------------------------------------------------------------------------------------

                     New York St. Hsg. Fin. Agcy. Rev.,
 AAA   $ 1,985        Hsg. Proj. Mtg., Ser. A, 5.80%, 5/01/09, FSA ...................   5/06 @ 102   $  2,119,603
 AAA     4,910        Hsg. Proj. Mtg., Ser. A, 5.80%, 11/01/09, FSA ..................   5/06 @ 102      5,240,737
 AAA     4,565        Multifamily Mtg. Hsg., Ser. C, 6.30%, 8/15/08, FHA .............   8/02 @ 102      4,733,129
                     New York St. Med. Care Fac. Fin. Agcy. Rev.,
 AAA     3,000        Mental Hlth. Fac., 5.25%, 8/15/07, FGIC ........................   2/04 @ 102      3,150,660
 AAA     5,650++      Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/02, AMBAC .......       N/A         5,964,140
 AAA       540        Mental Hlth. Svcs. Impvt., Ser. D, 6.00%, 8/15/08, AMBAC .......   8/02 @ 102        563,922
 AAA     5,000++      New York Hosp., Ser. A, 6.50%, 2/15/05, AMBAC ..................       N/A         5,630,950
 AAA       250       New York St. Pwr. Auth. Rev., Ser. CC, 5.125%, 1/01/11, MBIA ....       ETM           268,550
                     New York St. Thruway Auth. Rev.,
 AAA     5,000++      Hwy. & Brdg. Trust Fund, Ser. A, 5.625%, 4/01/04, AMBAC ........       N/A         5,415,200
 AAA     1,000++      Hwy. & Brdg. Trust Fund, Ser. B, 6.00%, 4/01/04, FGIC ..........       N/A         1,092,810
 AAA    10,060++      Ser. A, 5.875%, 1/01/02, FGIC ..................................       N/A        10,421,657
 AAA     6,940++      Svc. Contract, 5.75%, 4/01/04, MBIA ............................       N/A         7,538,922
                     New York St. Thruway Auth. Svc. Contract, Local Hwy. & Brdg.,
                      Ser. A 2,
 AAA     3,410        5.375%, 4/01/09, MBIA ..........................................    4/08@ 101      3,666,398
                     New York St. Urban Dev. Corp. Rev., Correctional Fac.,
 AAA     1,750        5.625%, 1/01/07, AMBAC .........................................   1/03 @ 102      1,839,337
 AAA     1,460        5.625%, 1/01/07, FSA ...........................................   1/03 @ 102      1,529,292
 AAA     2,000        Ser. A, 5.50%, 1/01/09, AMBAC ..................................  No Opt. Call     2,164,420
 AAA     5,140        Svc. Contract, Ser. B, 5.25%, 1/01/10, AMBAC ...................   1/09 @ 101      5,489,109
                     Port Auth. of New York & New Jersey, Seventy-Second Ser.,
                      7.40%,
 AAA     2,055        10/01/12, AMBAC ................................................   10/02 @ 101     2,192,438
                     Suffolk Cnty., G.O., FGIC,
 AAA       620        Ser. B, 6.00%, 5/01/07 .........................................   5/02 @ 102        644,782
 AAA       615        Ser. B, 6.05%, 5/01/08 .........................................   5/02 @ 102        639,163
 AAA       465        Ser. C, 6.00%, 6/15/07 .........................................   6/02 @ 102        494,988
 AAA       430        Ser. C, 6.05%, 6/15/08 .........................................   6/02 @ 102        457,038
 AAA     5,000       Suffolk Cnty. Ind. Dev. Agcy. Rev., Southwest, 6.00%,
                      2/01/08, FGIC ..................................................  No Opt. Call     5,551,250
                     Suffolk Cnty. Wtr. Auth. Rev., Ser. C, AMBAC,
 AAA     1,285++      5.75%, 6/01/02 .................................................       N/A         1,347,014
 AAA     1,675        5.75%, 6/01/08 .................................................   6/02 @ 102      1,741,163
                     Triborough Brdg. & Tunl. Auth. Rev.,
 AAA     6,470++      6.20%, 1/01/02, FGIC ...........................................       N/A         6,680,792
 AAA     1,640        6.20%, 1/01/08, FGIC ...........................................  1/02 @ 101.5     1,684,887
 AAA     5,185++      6.25%, 1/01/02, AMBAC ..........................................       N/A         5,355,172
 AAA     1,315        6.25%, 1/01/12, AMBAC ..........................................  1/02 @ 101.5     1,349,558
 AAA     7,500        Ser. X, 6.00%, 1/01/07, AMBAC ..................................  No Opt. Call     7,592,250
                                                                                                      ------------
                                                                                                       282,947,826
                     PUERTO RICO--2.9%
 AAA     5,000++     Puerto Rico Comnwlth. Pub. Impvt., 6.25%, 7/01/02, FSA ..........       N/A         5,255,200
                                                                                                      ------------
                     TOTAL LONG-TERM INVESTMENTS (COST $267,746,922) .................                 288,203,026
                                                                                                      ------------
                     SHORT-TERM INVESTMENT**--0.5%
                     CALIFORNIA--0.5%
 A-1+      900       Metropolitan Wtr. Dist. Southern California, Wtrwks.
                      Rev., 3.10%, 7/02/01, FRDD
                      (cost $900,000) ................................................       N/A           900,000
                                                                                                      ------------


                       See Notes to Financial Statements.

-------------------------------------------------------------------------------------------------------------------


                                               DESCRIPTION
-------------------------------------------------------------------------------------------------------------------

                     TOTAL INVESTMENTS--156.9% (COST $268,646,922) ...................                 $289,103,026
                     Other assets in excess of liabilities--2.6% .....................                    4,737,546
                     Liquidation value of preferred stock--(59.5)% ...................                 (109,550,000)
                                                                                                       ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS--100% ..............                 $184,290,572
                                                                                                       ============

----------
  * Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 ** For purposes of amortized cost valuation, the maturity dates of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par, or the next date on which the rate of interest is adjusted.
  + Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
 ++ This bond is prerefunded. See glossary for definition.


--------------------------------------------------------------------------------

                              KEY TO ABBREVIATIONS:

        AMBAC -- American Municipal Bond Assurance Corporation
       CAPMAC -- Capital Markets Assurance Company
   CONNIE LEE -- College Construction Loan Insurance Association
          ETM -- Escrowed to Maturity
         FGIC -- Financial Guaranty Insurance Company
          FHA -- Federal Housing Administration
         FRDD -- Floating Rate Daily Demand
          FSA -- Financial Security Assurance
         G.O. -- General Obligation
         MBIA -- Municipal Bond Insurance Association
       P.C.R. -- Pollution Control Revenue

--------------------------------------------------------------------------------





                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $268,646,922)
  (Note 1) ................................................        $289,103,026
Cash ......................................................             367,673
Interest receivable .......................................           5,495,792
Other assets ..............................................               9,707
                                                                   ------------
                                                                    294,976,198
                                                                   ------------
LIABILITIES
Dividends payable--common stock ...........................             703,568
Dividends payable--preferred stock ........................              79,065
Investment advisory fee payable (Note 2) ..................              84,812
Administration fee payable (Note 2) .......................              24,232
Deferred directors fees (Note 1) ..........................              13,076
Other accrued expenses ....................................             230,873
                                                                   ------------
                                                                      1,135,626
                                                                   ------------
NET INVESTMENT ASSETS .....................................        $293,840,572
                                                                   ============
Net investment assets were comprised of:
  Common stock:
    Par value (Note 4) ....................................        $    112,571
    Paid-in capital in excess of par ......................         155,823,882
  Preferred stock (Note 4) ................................         109,550,000
                                                                   ------------
                                                                    265,486,453
  Undistributed net investment income (Note 1) ............           7,946,488
  Accumulated net realized loss ...........................             (48,473)
  Net unrealized appreciation (Note 1) ....................          20,456,104
                                                                   ------------
Net investment assets, June 30, 2001 ......................        $293,840,572
                                                                   ============
Net assets applicable to common shareholders ..............        $184,290,572
                                                                   ============
Net asset value per share:
  ($184,290,572 / 11,257,093 shares of
  common stock issued and outstanding) ....................              $16.37
                                                                         ======

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest (Note 1) ........................................          $8,130,619
                                                                      ----------
Expenses
  Investment advisory ......................................             511,110
  Auction agent ............................................             146,500
  Administration ...........................................             146,032
  Custodian ................................................              45,500
  Directors ................................................              30,000
  Reports to shareholders ..................................              26,000
  Registration .............................................              16,500
  Independent accountants ..................................              16,000
  Transfer agent ...........................................              11,500
  Legal ....................................................               7,000
  Miscellaneous ............................................              40,812
                                                                      ----------
  Total expenses ...........................................             996,954
                                                                      ----------
Net investment income ......................................           7,133,665
                                                                      ----------
REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments ...........................                 470
Net change in unrealized appreciation
  on investments ...........................................           1,121,188
                                                                      ----------
Net gain on investments ....................................           1,121,658
                                                                      ----------
NET INCREASE IN NET INVESTMENT

ASSETS RESULTING FROM OPERATIONS ...........................          $8,255,323
                                                                      ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
STATEMENTS OF CHANGES IN NET INVESTMENT ASSETS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED    YEAR ENDED
                                                                           JUNE 30,       DECEMBER 31,
                                                                             2001             2000
                                                                         ------------      ------------

INCREASE IN NET INVESTMENT ASSETS

OPERATIONS:
  Net investment income ..............................................   $  7,133,665      $ 13,905,688
  Net realized gain on investments ...................................            470                --
  Net change in unrealized appreciation on investments ...............      1,121,188         6,041,605
                                                                         ------------      ------------
    Net increase in net investment assets resulting from operations ..      8,255,323        19,947,293
                                                                         ------------      ------------

DIVIDENDS:
  To common shareholders from net investment income ..................     (4,221,265)       (9,033,527)
  To preferred shareholders from net investment income ...............     (1,818,932)       (4,252,747)
                                                                         ------------      ------------
    Total dividends ..................................................     (6,040,197)      (13,286,274)
                                                                         ------------      ------------

CAPITAL STOCK TRANSACTIONS:
  Net proceeds from additional issuance of preferred shares ..........             --        23,503,150
                                                                         ------------      ------------
    Total increase ...................................................      2,215,126        30,164,169
                                                                         ------------      ------------
NET INVESTMENT ASSETS
 Beginning of period .................................................    291,625,446       261,461,277
                                                                         ------------      ------------
End of period (including undistributed net investment income of
  $7,946,488 and $6,263,123, respectively) ...........................   $293,840,572      $291,625,446
                                                                         ============      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
FINANCIAL HIGHLIGHTS (UNAUDITED)
--------------------------------------------------------------------------------

                                                                                               YEAR ENDED DECEMBER 31,
                                                             SIX MONTHS ENDED    -------------------------------------------------
                                                               JUNE 30, 2001       2000       1999      1998      1997      1996
                                                               -------------     --------   --------  --------  --------  --------
PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of the period ...................   $16.17         $15.63      $16.74     $16.53     $15.76    $16.11
                                                             --------       --------    --------   --------   --------  --------
  Net investment income (a) ................................      .63           1.24        1.16       1.16       1.16      1.15
  Net realized and unrealized gain (loss) on investments (a)      .10            .53       (1.18)       .15        .73      (.33)
                                                             --------       --------    --------   --------   --------  --------
Net increase (decrease) from investment operations .........      .73           1.77        (.02)      1.31       1.89       .82
                                                             --------       --------    --------   --------   --------  --------
Dividends and distributions:
  Dividends from net investment income to:
     Common shareholders ...................................     (.37)          (.80)       (.86)      (.85)      (.86)     (.85)
     Preferred shareholders ................................     (.16)          (.38)       (.23)      (.25)      (.26)     (.25)
  Distributions from net realized gain on investments to:
     Common shareholders ...................................       --             --          --    **   --                 (.05)
     Preferred shareholders ................................       --             --          --    **   --                 (.02)
                                                             --------       --------    --------   --------   --------  --------
Total dividends and distributions ..........................     (.53)         (1.18)      (1.09)     (1.10)     (1.12)    (1.17)
                                                             --------       --------    --------   --------   --------  --------
Capital charge with respect to issuance of preferred shares        --           (.05)         --         --         --        --
                                                             --------       --------    --------   --------   --------  --------
Net asset value, end of period* ............................   $16.37         $16.17      $15.63     $16.74     $16.53    $15.76
                                                             ========       ========    ========   ========   ========  ========
Market value, end of period* ...............................   $15.22         $14.75      $14.69     $16.69     $15.88    $15.13
                                                             ========       ========    ========   ========   ========  ========
TOTAL INVESTMENT RETURN+ ...................................     5.74%          6.10%      (6.96)%    10.76%     10.93%     9.60%
                                                             ========       ========    ========   ========   ========  ========
RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS:++
Expenses ...................................................     1.09%+++       1.12%        .99%       .92%       .98%     1.03%
Net investment income before preferred stock dividends (a) .     7.81%+++       7.85%       7.13%      7.03%      7.26%     7.36%
Preferred stock dividends ..................................     1.99%+++       2.40%       1.42%      1.51%      1.64%     1.70%
Net investment income available to common shareholders (a) .     5.82%+++       5.45%       5.71%      5.52%      5.62%     5.66%

SUPPLEMENTAL DATA:
Average net assets of common shareholders (000) ............ $184,127       $177,057    $183,111   $186,451   $179,797  $176,229
Portfolio turnover .........................................        0%             0%          0%         0%         2%       10%
Net assets of common shareholders, end of period (000) ..... $184,291       $182,075    $175,961   $188,394   $186,066  $176,229
Preferred stock outstanding (000) .......................... $109,550       $109,550     $85,500    $85,500    $85,500   $85,500
Asset coverage per share of preferred stock, end of period .  $67,074        $66,596     $76,489    $80,121    $79,446   $76,894

----------
  * Net asset value and market value are published in BARRON'S on Saturday and THE WALL STREET JOURNAL on Monday.
 ** Actual amount paid to preferred shareholders was $0.0003 per common share for the year ended December 31, 1997, and to common shareholders actual amount was $0.0011 per common share for the year ended December 31, 1997.
  + Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each period reported. Dividends and distributions, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Total investment returns for periods less than one full year are not annualized. Past performance is not a guarantee of future results.
 ++ Ratios are calculated on the basis of income and expenses applicable to both the common and preferred stock, relative to the average net assets of common shareholders.
+++ Annualized.
(a) As required, effective January 1, 2001, the Fund had adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The reclass of this change for the six months ended June 30, 2001 to the net investment income from net realized and unrealized gains and losses per common share were $0.006 per share. The ratio of net investment income to average net assets on common shares increased from 5.75% to 5.82% and from 7.74% to 7.81% on net investment income before preferred stock dividends. Per share, ratios and supplemental data for prior periods have not been restated to reflect this change in presentation.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for Trust's common shares.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INSURED
MUNICIPAL 2008 TERM TRUST INC.
NOTES TO FINANCIAL STATEMENTS
(UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION          The BlackRock New York Insured Municipal 2008 Term
& ACCOUNTING                  Trust  Inc.  (the   "Trust"),   was  organized  in
POLICIES                      Maryland  on August  7, 1992 as a  non-diversified
                              closed-end   management  investment  company.  The
Trust's investment objective is to manage a portfolio of high quality securities that will return $15 per share to investors on or about December 31, 2008 while providing current income exempt from regular Federal, New York State and New York City income taxes. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

   The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust's Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on the accrual basis and amortizes premium and accretes discount, respectively, to interest income on securities purchased using the interest method.

FEDERAL INCOME TAXES: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no Federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

DEFERRED COMPENSATION PLAN: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

   Deferred amounts earn a return for the Directors as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect for the Directors as if the Directors had invested the deferred amounts in such other BlackRock funds.

   The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations.

NEW ACCOUNTING POLICIES: Effective January 1, 2001, the Trust has adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began amortizing market discount on debt securities. Prior to January 1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $589,897 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001.

   The effect of this change for the six months ended June 30, 2001 was to increase net investment income by $65,134 and a corresponding decrease in net unrealized appreciation. The Statement of Changes in Net Investment Assets and the Financial

Highlights of the Trust for prior periods have not been restated to reflect this change.

NOTE 2. AGREEMENTS            The Trust  has an  Investment  Advisory  Agreement
                              with BlackRock  Advisors,  Inc., (the  "Advisor"),
which is a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Princeton Administrators, L.P. (the "Administrator"), an indirect wholly-owned affiliate of Merrill Lynch & Co., Inc.

   The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to the Administrator is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

   Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. The Administrator pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO             There  were no  purchases  and  sales,  other than
SECURITIES                    short-term  investments,  during  the  six  months
                              ended June 30, 2001.

   The Federal income tax basis of the Trust's investments at June 30, 2001 was $268,040,827, and accordingly, gross and net unrealized appreciation was $21,062,199.

NOTE 4. CAPITAL               There  are 200  million  shares  of $.01 par value
                              common stock authorized. The Trust may classify or
reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 11,257,093 common shares outstanding at June 30, 2001, the Advisor owned 7,093 shares. As of June 30, 2001, there were 4,382 preferred shares outstanding as follows: Series F7--2,672 and Series F28--1,710, which includes 962 shares of Series F7 issued on March 10, 2000.

   On March 10, 2000, the Trust reclassified 962 shares of common stock and issued an additional 962 shares of Series F7 preferred shares. The additional shares issued have identical rights and features of the existing Series F7 preferred shares. Estimated offering costs of $306,350 and underwriting discounts of $240,500 have been charged to paid-in capital in excess of par of the common shares.

   Dividends on Series F7 shares are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series F28 shares are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 2.30% to 5.05% during the six months ended June 30, 2001.

   The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

   The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

   The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred stock, and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

NOTE 5. DIVIDENDS             Subsequent   to  June  30,  2001,   the  Board  of
                              Directors  of the Trust  declared a dividend  from
undistributed earnings of $0.0625 per common share payable August 1, 2001 to shareholders of record on July 16, 2001.

   For the period July 1, 2001 to July 31, 2001, dividends declared on preferred shares totalled $206,526 in aggregate for the two outstanding preferred share series.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

      Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), common shareholders may elect to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the transfer agent, as dividend disbursing agent.

      The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

      Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment will be made for any fraction of a Trust share.

      The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan
Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income taxes that may be payable on such dividends or distributions.

      The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The addresses are on the front of this report.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

      Quarterly performance and other information regarding the Trust may be found on BlackRock's website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock's website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock's website into this report.

      ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

      The Annual Meeting of Trust Shareholders was held on May 24, 2001 to vote on the following matter:

      (1) To elect three Directors as follows:

         DIRECTOR:                     CLASS           TERM            EXPIRING
         -------                       -----           ----            --------
         Frank J. Fabozzi ........      II            3 years            2004
         Walter F. Mondale .......      II            3 years            2004
         Ralph L. Schlosstein ....      II            3 years            2004

         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, Richard E. Cavanagh, Kent Dixon, Laurence D. Fink and James Clayburn La Force, Jr.

         Shareholders elected the three Directors. The results of the voting were as follows:

                                     VOTES FOR*    VOTES AGAINST*   ABSTENTIONS*
                                     ----------    --------------   ------------
         Frank J. Fabozzi ........        4,192          --                 86
         Walter F. Mondale .......   10,631,817          --            194,864
         Ralph L. Schlosstein ....   10,645,158          --            181,523

----------
*The votes represent common and preferred shareholders voting as a single class except for Frank J. Fabozzi, who was voted on and elected by preferred shareholders only.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------

THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New York Insured Municipal 2008 Term Trust's investment objective is to provide current income exempt from regular Federal income tax, New York State and New York City income tax, and to return $15 per share (the initial public offering price per share) to investors on or about December 31, 2008.

WHO MANAGES THE TRUST?

BlackRock Advisors, Inc. (the "Advisor") manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. ("BlackRock"), which is one of the largest publicly traded investment management firms in the United States with $213 billion of assets under management as of June 30, 2001. BlackRock manages assets on behalf of more than 3,300 institutions and 200,000 individuals worldwide, including nine of the ten largest companies in the U.S. as determined by Fortune Magazine, through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including the BLACKROCK FUNDS and BLACKROCK PROVIDENT INSTITUTIONAL FUNDS. In addition, BlackRock provides risk management and technology services to a growing number of institutional investors under the BLACKROCK SOLUTIONS name. Clients are served from BlackRock's headquarters in New York City, as well as offices in Wilmington, DE, Edinburgh, Scotland, Tokyo, Japan, and Hong Kong. BlackRock is a member of The PNC Financial Services Group, Inc. ("PNC"), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

WHAT CAN THE TRUST INVEST IN?

The Trust intends to invest at least 80% of total assets in a portfolio of New York municipal obligations insured as to the timely payment of both principal and interest. The Trust may invest up to 20% of total assets in uninsured New York municipal obligations which are rated Aaa by Moody's or AAA by S&P or are determined by the Advisor to be of comparable credit quality (guaranteed, escrowed or backed in trust).

WHAT IS THE ADVISOR'S INVESTMENT STRATEGY?

The Advisor will seek to meet the Trust's investment objective by managing the assets of the Trust so as to return the initial offering price ($15 per share) at maturity. The Advisor will implement a conservative strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2008. At the Trust's termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold, or called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of New York municipal obligations and retaining a small amount of income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax, New York State and New York City income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust's maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust's primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date will be reinvested in securities with maturities which coincide with the remaining term of the Trust. Since shorter-term securities typically yield less than longer-term securities this strategy will likely result in a decline in the Trust's income over time. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the Trust through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

LEVERAGE CONSIDERATIONS IN A TERM TRUST

Under current market conditions, leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage also increases the duration (or price volatility of the net assets) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster than the market in a rapidly rising rate environment. The Advisor's portfolio managers continuously monitor and regularly review the Trust's use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO TERM TRUSTS

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

RETURN OF INITIAL INVESTMENT. Although the objective of the Trust is to return its initial offering price upon termination, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust's assets.

LEVERAGE. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BLN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

MUNICIPAL OBLIGATIONS. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ALTERNATIVE MINIMUM TAX (AMT). The Trust may invest in securities subject to AMT. The Trust currently holds no securities that are subject to AMT.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:                   Investment  vehicle which initially  offers a
                                   fixed number of shares and trades on a stock exchange. The fund invests in a portfolio of securities in accordance with its stated investment objectives and policies.

DISCOUNT:                          When a fund's net asset value is greater than
                                   its stock price the fund is said to be trading at a discount.

DIVIDEND:                          Income generated by securities in a portfolio
                                   and distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends to common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:             Shareholders   may  have  all  dividends  and
                                   distributions of capital gains automatically reinvested into additional shares of a fund.

MARKET PRICE:                      Price per share of a security  trading in the
                                   secondary market. For a closed-end fund, this is the price at which one share of the fund trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

NET ASSET VALUE (NAV):             Net asset value is the total  market value of
                                   all  securities  and other assets held by the
                                   Trust,    plus   income    accrued   on   its
                                   investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in BARRON'S on Saturday and THE WALL STREET JOURNAL on
                                   Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:                 These securities are  collateralized  by U.S.
                                   Government   securities  which  are  held  in
                                   escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

--------------------------------------------------------------------------------
                            BLACKROCK ADVISORS, INC.
                           SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------

TAXABLE TRUSTS
---------------------------------------------------------------------------------------------------------
                                                                     STOCK               MATURITY
PERPETUAL TRUSTS                                                     SYMBOL                DATE
                                                                     ------              --------
The BlackRock Income Trust Inc.                                       BKT                   N/A
The BlackRock North American Government Income Trust Inc.             BNA                   N/A
The BlackRock High Yield Trust                                        BHY                   N/A

TERM TRUSTS

The BlackRock Strategic Term Trust Inc.                               BGT                  12/02
The BlackRock Investment Quality Term Trust Inc.                      BQT                  12/04
The BlackRock Advantage Term Trust Inc.                               BAT                  12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.             BCT                  12/09


TAX-EXEMPT TRUSTS
---------------------------------------------------------------------------------------------------------
                                                                     STOCK               MATURITY
PERPETUAL TRUSTS                                                     SYMBOL                DATE
                                                                     ------              --------
The BlackRock Investment Quality Municipal Trust Inc.                 BKN                   N/A
The BlackRock California Investment Quality Municipal Trust Inc.      RAA                   N/A
The BlackRock Florida Investment Quality Municipal Trust              RFA                   N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.      RNJ                   N/A
The BlackRock New York Investment Quality Municipal Trust Inc.        RNY                   N/A
The Blackrock Pennsylvania Strategic Municipal Trust                  BPS                   N/A
The Blackrock Strategic Municipal Trust                               BSD                   N/A
BlackRock California Municipal Income Trust                           BFZ                   N/A
BlackRock Municipal Income Trust                                      BFK                   N/A
BlackRock New York Municipal Income Trust                             BNY                   N/A
BlackRock New Jersey Municipal Income Trust                           BNJ                   N/A
BlackRock Florida Municipal Income Trust                              BBF                   N/A


TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                        BMN                  12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                  BRM                  12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.       BFC                  12/08
The BlackRock Florida Insured Municipal 2008 Term Trust               BRF                  12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.         BLN                  12/08
The BlackRock Insured Municipal Term Trust Inc.                       BMT                  12/10



         IF YOU WOULD LIKE FURTHER INFORMATION PLEASE CALL BLACKROCK AT
         (800) 227-7BFM (7236) OR CONSULT WITH YOUR FINANCIAL ADVISOR.

BLACKROCK [LOGO]

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin M. Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Anne Ackerley, SECRETARY

INVESTMENT ADVISOR
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM

ADMINISTRATOR
Princeton Administrators, L.P.
P.O. Box 9095
Princeton, NJ 08543-9095
(800) 543-6217

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Deutsche Bank 4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036

LEGAL COUNSEL - INDEPENDENT DIRECTORS
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022

   The accompanying financial statements as of June 30, 2001 were not audited and accordingly, no opinion is expressed on them.

   This report is for shareholder information.This is not a prospectus intended for use in the purchase or sale of any securities.

   Statements and other information contained in this report are as dated and are subject to change.

          THE BLACKROCK NEW YORK INSURED MUNICIPAL 2008 TERM TRUST INC.
                       c/o Princeton Administrators, L.P.
                                  P.O. Box 9095
                            Princeton, NJ 08543-9095
                                 (800) 543-6217
                                                                    092476-10-5
                                                                    092476-20-4
                                                                    092476-30-3
[Logo] Printed on recycled paper                                    092476-40-2


THE BLACKROCK [LOGO]
NEW YORK INSURED
MUNICIPAL 2008
TERM TRUST INC.
========================
SEMI-ANNUAL REPORT
JUNE 30, 2001



BLACKROCK [LOGO]